SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) May 20, 2004

E. I. du Pont de Nemours and Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-815	51-0014090
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street
Wilmington, Delaware 19898
(Address of principal executive offices)

Registrant's telephone number, including area code: (302) 774-1000

Item 5.	Other Events

               Reference is made to a Registration Statement as amended, of the Registrant on Form S-3, Registration No. 333-86363, filed under the Securities Act of 1933, as amended (the "1933 Act") on September 23, 1999, and declared effective on September 24, 1999 and a Registration Statement, as amended, of the Company on Form S-3, Registration No. 33-53327, filed on April 28, 1994, and declared effective on May 25, 1994, which Registration Statement also constitutes Post-Effective Amendment No. 1 to Registration Statement No. 33-39161, (the "1994 Registration Statement" and together with the 1999 Registration Statement, the "Registration Statement") and the indenture between the Company and Deutsche Bank Trust Company Americas, successor to Bankers Trust Company, as Trustee, dated as of June 1, 1992 (the "Deutsche Bank Indenture"), and the indenture between the Company and JPMorgan Chase Bank, successor to The Chase Manhattan Bank and Chemical Bank, as Trustee, dated June 1, 1992 (the "JPMorgan Chase Indenture" together with the Deutsche Bank Indenture being referred to herein as the "Indenture").

               On April 27, 2004 the Registrant offered and sold in a public offering $900,000,000 aggregate principal amount of the Registrant's 4 1/8% Notes due April 30, 2010 and $500,000,000 aggregate principal amount of the Registrant's 4 7/8% Notes due April 30, 2014 covered by the Registration Statement. In connection with the aforementioned offering of the Registrant's Notes, the Registrant is filing the following exhibit to the Registration Statement.
Item 7.	Financial Statements and Exhibits

7(c)	Exhibits

5.1	Opinion of Stacey J. Mobley, Senior Vice President, Chief Administrative Officer and General Counsel

EXHIBIT 5.1

Stacey J. Mobley
Senior Vice President, Chief Administrative
       Officer and General Counsel
DuPont Legal
1007 Market Street
Wilmington, DE 19898

May 20, 2004

E. I. du Pont de Nemours and Company
1007 Market Street
Wilmington, Delaware 19898

Ladies and Gentlemen:

                  As Senior Vice President, Chief Administrative Officer and General Counsel of E. I. du Pont de Nemours and Company, a Delaware corporation (the "Company"), I am familiar with the filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, of a Registration Statement, as amended, of the Company on Form S-3, Registration No. 333-86363, filed on September 23, 1999, and declared effective on September 24, 1999 and a Registration Statement, as amended, of the Company on Form S-3, Registration No. 33-53327, filed on April 28, 1994, and declared effective on May 25, 1994, which Registration Statement also constitutes Post-Effective Amendment No. 1 to Registration Statement No. 33-39161, (the "1994 Registration Statement" and together with the 1999 Registration Statement, the "Registration Statement") and the indenture between the Company and Deutsche Bank Trust Company Americas, successor to Bankers Trust Company, as Trustee, dated as of June 1, 1992 (the "Deutsche Bank Indenture"), and the indenture between the Company and JPMorgan Chase Bank, successor to The Chase Manhattan Bank and Chemical Bank, as Trustee, dated June 1, 1992 (the "JPMorgan Chase Indenture" together with the Deutsche Bank Indenture being referred to herein as the "Indenture").

                  In furnishing this opinion, I or a member of my staff have examined and relied upon copies of the Restated Certificate of Incorporation and Bylaws of the Company, as amended to date, the Indenture, corporate records of the Company, including minute books of the Company, certificates of public officials and of representatives of the Company, statutes and other instruments and documents as we have deemed necessary or appropriate to form a basis for the opinions hereinafter expressed.

                  In connection with this opinion, I have assumed the genuineness of all signatures on all documents examined by me and the authenticity of all documents submitted to me as originals and the conformity to the originals of all documents submitted to me as copies.

                  On the basis of the foregoing, and subject to the assumptions, limitations and qualifications set forth herein, I am of the opinion that:

EXHIBIT 5.1

(1)	the Company is duly organized, validly existing and in good standing under the laws of the State of Delaware, and

(2)

the Debt Securities, as defined in the Indenture, have been duly authorized by the Company and, when authenticated by the Trustee and delivered in accordance with the terms of the Indenture, will be legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

                  The opinions set forth above are limited to the laws of the states of Delaware and New York and the United States of America.

                  I hereby consent to this opinion as an exhibit in the above-mentioned Registration Statement.

Very truly yours,

/s/Stacey J. Mobley
Stacey J. Mobley
Senior Vice President, Chief Administrative
Officer, and General Counsel

# # #

5/20/04

SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E. I. DU PONT DE NEMOURS AND COMPANY
(Registrant)

/s/ D. B. Smith
D. B. Smith
Vice President & Controller

May 20, 2004